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                                                                    Exhibit 99.1

For Immediate Release

CATUITY STOCKHOLDERS APPROVE CAPITAL RAISE
Company Using Funds to Grow Sales, Retailer Deployments

CHARLOTTESVILLE, VA. and MELBOURNE, Australia (Tuesday, February 6, 2007 - Catuity Inc. (Nasdaq: CTTY; ASX: CAT, CATN), a loyalty and gift card processor, today announced that its November, 2006 capital raise has been approved with approximately 90% of shareholders supporting the measure in a special stockholder meeting concluded on Monday.

"We reached our quorum with approximately 90%, significantly over our 50% requirement, voting in favor of our 2006 financing," said John Racine, president and CEO of Catuity. "We appreciate the support of shareholders for our most recent capital raise as we focus our energy on managing the 2,000 potential deployable locations and ramping up our expanded sales force. Our capital is being put to use to drive new sales and deployments."

ABOUT CATUITY INC.

Catuity Inc. makes the point of sale more profitable for its customers by delivering products and services which reduce costs and generate new revenues. Our retailer clients have more than four million cardholders participating in Catuity-powered loyalty and gift card programs. For more information on Catuity, please visit our website at www.catuity.com.

Contact: Debra Hoopes
         CFO
         Catuity Inc.
         434-979-0724
         debrah@catuity.com


This document includes "forward-looking" statements within the meaning of the Private Securities Litigation Act of 1995. This Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the expected results. All statements other than statements of historical fact made in this letter are forward looking. In some cases, they can be identified by terminology such as "may," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," or "continue," the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, you should consider various factors that may cause actual results to differ materially from any forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee our future results, levels of activity, performance or achievement. Moreover, neither we nor any other person assumes liability for the accuracy and completeness of the forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: changes in currency exchange rates from period to period, inflation rates in the United States and Australia, recession, and other external economic factors over which the Company has no control; the timing and speed with which our major customers and prospects execute their plans for the use of our loyalty software and services; continued development of the Company's software products; competitive product and pricing pressures; use of internally developed software applications; patent and other litigation risks; the risk of key staff leaving the Company; the risk that major customers of the Company's products and services reduce their requirements or terminate their arrangements with the Company; as well as other risks and uncertainties, including but not limited to those detailed from time to time in the Company's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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